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SCHEDULE
14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
NASSDA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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NASSDA CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Thursday, February 12, 2004
10:00 a.m.

TO OUR STOCKHOLDERS:

        The 2004 Annual Meeting of Stockholders of Nassda Corporation will be held on Thursday, February 12, 2004, at 10:00 a.m. at the Company's executive offices at 2650 San Tomas Expressway, Santa Clara, California 95051 for the following purposes:

  1.
  To elect two (2) Class II directors to serve for a three-year term;

  2.
  To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending September 30, 2004; and

  3.
  To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders who owned shares of our stock at the close of business on Thursday, January 8, 2004 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for ten (10) days prior to the meeting at our headquarters located at 2650 San Tomas Expressway, Santa Clara, California 95051. A stockholder may examine the list for any legally valid purpose related to the meeting. The list also will be available during the Annual Meeting for inspection by any stockholder present at the meeting.

        Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You also may be able to submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

                      For the Board of Directors of
                      NASSDA CORPORATION

                      Sang S. Wang
                       Chief Executive Officer

Santa Clara, California
January 14, 2004

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

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REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON COMPENSATION	18
General Compensation Philosophy	18
Cash Compensation	18
Equity-Based Compensation	19
Tax Deductibility of Executive Compensation	19
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	20
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
RELATED PARTY TRANSACTIONS	21
COMPANY PERFORMANCE	21
OTHER MATTERS	22
ANNEX A—NASSDA CORPORATION NOMINATING AND GOVERNANCE COMMITTEE CHARTER	A-1

ii

NASSDA CORPORATION

PROXY STATEMENT FOR THE
2004 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

        The board of directors of Nassda Corporation, a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2004 Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, February 12, 2004 at the our executive offices located at 2650 San Tomas Expressway, Santa Clara, California 95051.

        This proxy statement contains important information regarding our Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote, and describes the voting procedures.

        We use several abbreviations in this proxy statement. We may refer to our company as "Nassda." The term "proxy materials" includes this proxy statement, as well as the enclosed proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

        We are sending the proxy materials on or about January 14, 2004 to all of our stockholders as of the record date, January 8, 2004. Stockholders who owned Nassda common stock at the close of business on January 8, 2004 are entitled to attend and vote at the Annual Meeting. On the record date, we had 26,292,421 shares of our common stock issued and outstanding. We had approximately 67 stockholders of record as of the record date and we believe our common stock is held by approximately 1,700 beneficial owners.

Voting Procedures

        As a stockholder, you have the right to vote on certain business matters affecting our company. The two proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections entitled "Proposal One" and "Proposal Two." Each share of Nassda common stock you own entitles you to one vote. The enclosed proxy card indicates the number of shares you own. You can vote by returning the enclosed proxy card in the envelope provided, by using the Internet or by telephone as instructed in the proxy card or by attending the Annual Meeting.

        Every stockholder voting on Proposal One to elect two (2) directors may cumulate such stockholder's votes and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder is entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. No stockholder shall be entitled to cumulate votes unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting, prior to the voting, of the intention to cumulate the stockholder's votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Methods of Voting

        Voting by Mail.    By signing and returning the proxy card according to the enclosed instructions, you are enabling our President and our Chief Financial Officer, who are named on the proxy card as "proxy holders," to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

        Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as follows:

  •
  FOR the election of the nominees for Class II directors identified in Proposal One; and

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending September 30, 2004; and

        To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Nassda stock account, we are delivering only one set of the proxy statement and the Annual Report on Form 10-K for fiscal 2003 to certain stockholders who share an address unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at (408) 988-9988 or by writing us at Nassda Corporation, 2650 San Tomas Expressway, Santa Clara, California 95051. You may receive an additional copy of Nassda's Annual Report on Form 10-K for fiscal 2003 without charge or a copy of the exhibits to Nassda's Annual Report on Form 10-K for fiscal 2003 for a reasonable fee by sending a written request to Nassda Corporation, 2650 San Tomas Expressway, Santa Clara, California 95051, Attn: Investor Relations or email to ir@nassda.com.

        Voting Electronically via the Internet or by Telephone.    Stockholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded.

        If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your proxy statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

        Voting in Person at the Meeting.    If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to do this, you may either:

  •
  sign and return another proxy bearing a later date;

  •
  vote on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy is counted);

  •
  provide written notice of the revocation to Tammy S. Liu, our Secretary, prior to the time we take the vote at the Annual Meeting; or

  •
  attend the meeting and vote in person.

Quorum Requirement

        A quorum, which is a majority of our outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card.

Votes Required for Each Proposal

        The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

        Proposal One—Election of Directors.    The two (2) Class II director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

        Proposal Two—Ratification of Deloitte & Touche LLP as Independent Accountants.    Ratification of Deloitte & Touche LLP as our independent accountants will require the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy.

        You may vote either "for" or "withhold" your vote for the director nominee. You may vote "for," "against," or "abstain" from voting on the proposal to ratify Deloitte & Touche LLP as our independent accountants.

Abstentions and Broker Non-Votes

        If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Annual Meeting. Consequently, if you abstain from voting on the proposal to ratify the appointment of Deloitte & Touche LLP as our independent accountants, your abstention will have the same effect as a vote against the proposal.

        Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A "broker non-vote" occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on both proposals, which are routine matters.

Proxy Solicitation Costs

        We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition, we may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. We expect our Chief Financial Officer and Secretary, Tammy S. Liu, to tabulate the proxies and act as inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting

        As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders intended to be presented for consideration at our 2005 annual meeting of stockholders must be received by us no later than September 3, 2004, in order that they may be included in the proxy statement and form of proxy related to that meeting.

        The Securities and Exchange Commission rules establish a different deadline with respect to discretionary voting for stockholder proposals that are not intended to be included in a company's proxy statement. The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. The discretionary vote deadline for our 2005 annual meeting is November 30, 2004, which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If a stockholder gives notice of a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2005 annual meeting.

        In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations, which are proposed to be properly brought before an annual meeting of stockholders. To be timely, a stockholder's notice shall be delivered no less than 60 days prior to the date specified in the proxy statement provided to stockholders in connection with the preceding year's annual meeting. In the event that no annual meeting was held in the previous year or the date of the annual meeting is changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder must be received within a reasonable time before we make the solicitation. A stockholder's notice shall include: (i) brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of our stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information required by the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition, if a stockholder wishes to nominate a candidate for director, the stockholder's notice shall also include the following information for the candidate: (i) name, age, business address and residence address, (ii) principal occupation, (iii) class and number of shares of our stock beneficially owned, (iv) description of all arrangements between the stockholder and the nominee and (v) any other information required by the 1934 Act (including the candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). A copy of the full text of our bylaws is available from our Secretary upon written request. Proposals should be sent to our Secretary, Nassda Corporation, 2650 San Tomas Expressway, Santa Clara, California 95051.

Director Communications

        Stockholders may communicate with directors by contacting the Chief Financial Officer at (408) 988-9988 or in writing at our headquarters. The Chief Financial Officer will relay the question or message to the specific director the stockholder wants to communicate with or if no specific director is requested, the Chief Financial Officer will relay the question or message to the chairman of the board.

Other Matters

        Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our board of directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

        We have a classified board of directors currently consisting of two (2) Class I directors, Yen-Son Huang and Sang S. Wang; two (2) Class II directors, Bernard Aronson and An-Chang Deng; and one (1) Class III director, Edward C.V. Winn. The Class I and Class III directors will serve until our annual meetings of stockholders to be held in 2006 and 2005, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

        The nominees for election at the Annual Meeting to Class II of the board of directors are Bernard Aronson and An-Chang Deng. If elected, Mr. Aronson and Dr. Deng will serve as directors until the annual meeting of stockholders in 2007, and until their successors are elected and qualified or until their earlier resignation or removal.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for election of Mr. Aronson and Dr. Deng as the Class II directors. Mr. Aronson and Dr. Deng currently serve as our directors. In the event that Mr. Aronson or Dr. Deng is unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. We are not aware that Mr. Aronson or Dr. Deng will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Aronson and Dr. Deng.

Vote Required

        If a quorum is present and voting, the two (2) nominees receiving the highest number of votes will be elected to the board of directors. Abstentions are not counted in the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, they may have the authority to vote your shares.

Cumulative Voting

        Every stockholder voting to elect a director may cumulate such stockholder's votes and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder is entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. In their discretion, the proxy holders may, when voting for directors, cumulate the votes represented by the proxies received. No stockholder shall be entitled to cumulate votes unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting, prior to the voting, of the intention to cumulate the stockholder's votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Information Concerning the Nominees and Incumbent Directors

        The following table sets forth the name and age of the nominees and each of our other directors as of January 1, 2004, the principal occupation of each and the period during which each has served as our director. Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth in the "Principal Stockholders" section below.

Name	Age	Position(s) with Nassda	Director Since
Class I nominees:
Yen-Son Huang	58	Director	2000
Sang S. Wang	58	Chairman, Chief Executive Officer and Director	1999
Class II directors:
Bernard Aronson	73	Director	2001
An-Chang Deng	48	President, Chief Operating Officer and Director	1998
Class III director:
Edward C.V. Winn	65	Director	2001

        Yen-Son Huang has served on our Board of Directors since March 2000. Since August 2000, Dr. Huang has served as Chief Executive Officer and Chairman of the Board of Directors of ForteMedia, a developer and manufacturer of noise free communications chips and software. From April 1998 to July 2000, Dr. Huang served as Chief Executive Officer and Chairman of the board of directors of Novas Software, Inc., a logic debugging software company. From October 1997 to March 1998, Dr. Huang was a private investor and consultant. From June 1993 to September 1997, Dr. Huang served on the Board of Directors and in various management positions including Executive Vice President of Quickturn Design Systems, Inc., which was acquired by Cadence Design Software, Inc. in 1999. From January 1990 to June 1993 Dr. Huang served as President of PiE Design Systems, Inc. Dr. Huang holds a B.S. and a M.S. in electrical engineering from Chaio-Tung University, Taiwan, and a Ph.D. in electrical engineering and computer science from Santa Clara University.

        Sang S. Wang has served as our Chief Executive Officer and Chairman of the board of directors since April 1999. From March 1997 to March 1998, Dr. Wang served as Senior Vice President and Co-General Manager of the EPIC Technology Group of Synopsys, Inc. and as a member of the board of director of Synopsys. From September 1986 to February 1997, Dr. Wang served as Chairman and Chief Executive Officer of EPIC Design Technology, Inc., a publicly traded electronic design automation software company that was acquired by Synopsys in February 1997. Prior to co-founding EPIC Design Technology, Dr. Wang was a member of the senior technical staff and manager of computer aided design at Advanced Micro Devices, Inc. Dr. Wang also serves as a member of the board of directors of Electronic Design Automation Consortium, an industry group. Dr. Wang holds a B.S. in electrical engineering from National Taiwan University, an M.S. in physics from Ohio State University and a Ph.D. in electrical engineering from Stanford University.

        An-Chang Deng, one of our co-founders, served as our Chief Executive Officer from August 1998 to April 1999, Chief Financial Officer from August 1998 to September 2000 and President and Chief Operating Officer since August 1998. He has served on our board of directors since August 1998. From March 1997 to August 1998, Dr. Deng was Vice President of Research and Development of the EPIC Technology Group of Synopsys. From January 1992 to February 1997, Dr. Deng served as Vice President of Research and Development for EPIC Design Technology. From September 1989 to January 1992, Dr. Deng served as a developer of timing and analysis products at Cadence. From 1986 to September 1989, Dr. Deng was an assistant professor of electrical engineering at Texas A&M University. Dr. Deng holds a B.S. in electrical engineering from National Taiwan University, an M.S. in electrical engineering from the University of Notre Dame and a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

        Bernard Aronson has served on our Board of Directors since December 2001. Mr. Aronson has served as President, Chief Executive Officer and a Director of Synplicity, Inc., an electronic design automation company, since July 1997. From February to July 1997, Mr. Aronson served as Senior Vice

President and co-general manager of the EPIC Design Technology Group of Synopsys. From July 1991 to February 1997, Mr. Aronson served as President of EPIC Design Technology, and also served as a director of EPIC Design Technology from March 1992 to February 1997, until its merger with Synopsys. From March 1990 to April 1991, Mr. Aronson served as Executive Vice President of Zoran Corporation, a semiconductor company. Mr. Aronson holds a B.S. in Electrical Engineering from the City University of New York.

        Edward C.V. Winn has served on our Board of Directors since August 2001. Mr. Winn is retired. From March 1992 until his retirement in January 2000, Mr. Winn served in various capacities with TriQuint Semiconductor, Inc., a communications semiconductor company, most recently as Executive Vice President, Finance and Administration, and Chief Financial Officer. From 1985 until December 1991, he served in various capacities with Avantek, Inc., a microwave semiconductor corporation, most recently as Product Group Vice President. Mr. Winn is also a director of Endwave Corporation, a supplier of radio frequency subsystems for broadband and wireless access systems, and OmniVision Technologies, Inc., a developer of single chip image sensors. Mr. Winn received a B.S. in Physics from Rensselaer Polytechnic Institute and an M.B.A. from Harvard University.

        There are no family relationships between any director or executive officer. Our board of directors has determined that Mr. Aronson, Dr. Huang and Mr. Winn are independent under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. We do not have a policy with respect to director attendance at annual meetings. One director attended our 2003 Annual Meeting of Stockholders.

Vote Required and Board of Directors' Recommendation

        The nominees receiving the greatest number of votes of the shares present and entitled to vote at the Annual Meeting will be elected as directors. The board of directors has unanimously approved Bernard Aronson and An-Chang Deng as its nominees and recommends that stockholders vote "FOR" the election of Mr. Aronson and Dr. Deng.

Board and Committee Meetings

        Our board of directors held seven meetings during fiscal 2003. Our board of directors has standing audit, compensation and nominating and governance committees. Each member of the audit committee meets the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. All of our directors except Dr. Yen-Son Huang attended at least 75% of the meetings of the board of directors and any applicable committee held while they were members of our board of directors or the applicable committee.

Committee	Date of Inception	Members During Fiscal 2003	Committee Functions	Meetings Held in Fiscal 2003
Audit	2001	Bernard Aronson Yen-Son Huang Edward C.V. Winn

Reviews internal accounting policies and procedures
Appoints of independent accountants
Reviews results of independent audit and approves fees
Reviews quarterly SEC financial filings
			Determines investment policy and oversees its implementation	Nine

Compensation	2001	Yen-Son Huang Edward C.V. Winn	Determines compensation of executive officers and directors Reviews general policies relating to compensation and benefits	One
Nominating and Governance	2003	Bernard Aronson Yen-Huang Edward C.V. Winn	Review compliance with ethics policies Recommend nomination of board members Oversee and evaluate board performance Evaluate composition, organization and governance of board and its committees	None

Audit Committee

        Our board of directors adopted a written charter for the audit committee in May 2001, which was amended in January 2003. Our board of directors has determined that Mr. Edward C.V. Winn is an "audit committee financial expert," as defined in the rules of the Securities and Exchange Commission. Mr. Winn is "independent," as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Nominating and Governance Committee

        Our board of directors formed a nominating and governance committee and adopted its written charter in January 2003, which is attached hereto as Annex A. Each member of the nominating and governance committee is independent under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The nominating and governance committee has recommended to the board that the board nominate Mr. Aronson and Dr. Deng as directors until the annual meeting of the stockholders in 2007 and until their respective successors have been elected and qualified. In making recommendations for director nominees to our board of directors, the nominating and governance committee determines on an annual basis desired board qualifications, expertise and characteristics and conducts searches for potential directors with corresponding attributes. The nominating and governance committee may retain a search firm to help identify director candidates but did not do so for the recommendation of Mr. Aronson and Dr. Deng. The nominating and governance committee will also consider nominees recommended by stockholders. To date, no candidates have been nominated by stockholders. Stockholders making such recommendations should follow the procedures outlined above under "Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting."

Code of Ethics

        Our board of directors adopted a code of ethics for principal executive and senior financial officers in October 2003. A copy of the code of ethics has been filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended September 30, 2003. Our board of directors also adopted a code of business conduct and ethics for all employees, agents and contractors in October 2003.

Director Compensation

        Directors who are not employees receive automatic option grants under our 2001 director option plan. Each new nonemployee director is automatically granted an option to purchase 40,000 shares of our common stock at the time he or she is first elected to our board of directors. Each nonemployee director receives a subsequent option grant to purchase 20,000 shares of our common stock on

October 1 of each year provided that he or she is a member of our board of directors on such date. Upon the effectiveness of the 2001 director option plan, each of our nonemployee directors was granted an option to purchase 20,000 shares of common stock at an exercise price per share of $11.00. All options granted under the director option plan are granted at the fair market value of our common stock as reported on the Nasdaq National Market on the date of the grant. The initial 40,000 share grants become exercisable at a rate of 1/3 of the shares one year after the date of grant and 1/36th of the shares per month thereafter. The subsequent 20,000 share grants become exercisable at the rate of 1/24th of the shares per month beginning with the thirteenth month following the date of grant.

        Mr. Aronson received an option to acquire 66,666 shares of our common stock at $9.00 per share when he joined our board of directors pursuant to our 1998 stock option plan. In December 2001, at the time of our initial public offering, Mr. Aronson, Dr. Huang and Mr. Winn each received an option to purchase 20,000 shares of our common stock at an exercise price of $11.00 per share pursuant to our 2001 director option plan. On October 1, 2002 and October 1, 2003, Mr. Aronson, Dr. Huang and Mr. Winn each received a subsequent option to purchase 20,000 shares of our common stock at an exercise price of $5.35 and $8.20 per share, respectively.

        Beginning April 2003, each nonemployee director also receives a cash retainer of $15,000 per year plus a fee of $1,000 per in-person board meeting attended by the director. A fee of $500 will be paid for each telephonic board meeting. The chairman of our board of directors, if a nonemployee director, receives an additional retainer of $20,000 per year. The chairmen of the audit, compensation and nominating and governance committees receive additional retainers of $20,000, $10,000 and $10,000, respectively per year. Directors also receive a fee of $1,000 per in-person meeting or $500 per telephonic meeting for participation in committee meetings. Directors only receive one in-person meeting fee for attendance at more than one board or committee meeting on the same day.

Compensation Committee Interlocks and Insider Participation

        Our compensation committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees. Our compensation committee consists of Dr. Huang and Mr. Winn. Dr. Wang, our chief executive officer, participates in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants. He is excluded, however, from discussions regarding his own salary and incentive compensation. No interlocking relationship exists between any member of our compensation committee and any member of any other company's board of directors or compensation committee.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The board of directors has selected Deloitte & Touche LLP, independent accountants, to audit our financial statements for the fiscal year ending September 30, 2004. We expect that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit Fees

        Audit fees billed to us by Deloitte & Touche LLP totaled $230,751 and $292,279 for the audit of our consolidated annual financial statements for fiscal year 2002 and 2003, respectively, included in our Annual Reports on Form 10-K and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees

        Audit-related fees billed to us by Deloitte & Touche LLP in fiscal 2003 totaled $7,500 for services related to the implementation of Section 404 of the Sarbanes-Oxley Act of 2002. Deloitte & Touche LLP billed us $52,025 in fiscal 2002 for audit-related services in connection with our initial public offering.

Tax Fees

        Tax fees billed to us by Deloitte & Touche LLP during fiscal 2002 and fiscal 2003 totaled $116,105 and $126,760, respectively. These fees were comprised of $71,784 in fiscal 2002 and $108,953 fiscal 2003 for tax compliance, and $44,321 in fiscal 2002 and $17,807 in fiscal 2003 for tax advice. Tax advice for fiscal 2002 and fiscal 2003 primarily related to consultations regarding international tax matters.

All Other Fees

        Fees billed to us by Deloitte & Touche LLP during fiscal 2002 and fiscal 2003 for litigation support services totaled $94,662 and $146,886, respectively. Before selecting Deloitte & Touche LLP, the audit committee carefully considered Deloitte & Touche LLP's qualifications as independent accountants. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The audit committee's review also included matters to be considered under the SEC's rules regarding auditor independence, including the nature and extent of non-audit services, to ensure that the accountants' independence will not be impaired. The audit committee expressed its satisfaction with Deloitte & Touche LLP in all of these respects. The audit committee pre-approves all audit and non-audit services provided by Deloitte & Touche LLP, or subsequently approves non-audit services in those circumstances where a subsequent approval is necessary and permissible. All of the services provided by Deloitte & Touche LLP described under "Audit-Related Fees," "Tax Fees" and "All Other Fees" were pre-approved by the audit committee. The audit committee of our board of directors has determined that the provision of services by Deloitte & Touche LLP other than for audit related services is compatible with maintaining the independence of Deloitte & Touche LLP as our independent accountants.

Vote Required and Board of Directors' Recommendation

        Stockholder ratification of the selection of Deloitte & Touche LLP as our independent accountants is not required by our bylaws or other applicable legal requirement. However, the board of directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

        The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the Annual Meeting will be required to approve this proposal. The board of directors has unanimously approved this proposal and recommends that stockholders vote "FOR" the ratification of the selection of Deloitte & Touche LLP as independent accountants.

PRINCIPAL STOCKHOLDERS

        The following table provides information relating to the beneficial ownership of our common stock as of January 1, 2004 by:

  •
  each stockholder known by us to own beneficially more than 5% of our common stock;

  •
  each of our executive officers named in the summary compensation table on page 14;

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column captioned "Total Shares and Shares Underlying Exercisable Options Beneficially Owned" includes the number of shares of our common stock subject to options that are currently exercisable or will become exercisable on or before March 8, 2004, sixty (60) days from our record date for the Annual Meeting. The number of shares subject to options that each beneficial owner has the right to acquire on or before March 8, 2004 is listed separately under the column "Number of Shares Underlying Options." These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 26,287,421 shares of our common stock outstanding as of January 1, 2004. The address for those individuals for which an address is not otherwise provided is c/o Nassda Corporation, 2650 San Tomas Expressway, Santa Clara, California 95051. Unless otherwise indicated, we believe the stockholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

Name and Address	Number of Outstanding Shares Beneficially Owned	Number of Shares Underlying Options Exercisable on or before March 8, 2004	Total Shares and Shares Underlying Exercisable Options Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Principal Stockholders
Wasatch Advisors, Inc.(1) 150 Social Hall Avenue, Suite 400 Salt Lake City, Utah 84111	4,235,733	—	4,235,733	16.11%
Andrei Tcherniaev(2)	1,353,834	268,467	1,622,301	5.15
Walter Chan(3)	1,303,333	244,301	1,547,634	4.96
Iouri Feinberg(4)	1,333,000	210,968	1,543,968	5.07
Jeh-Fu Tuan(5)	935,466	130,497	1,065,963	3.56
Executive Officers and Directors
Sang S. Wang(6)	6,086,098	19,443	6,105,541	23.15
An-Chang Deng(7)	4,922,000	19,443	4,941,443	18.72
Tammy S. Liu(8)	744,000	16,387	760,387	2.83
John A. Yelinek	200,000	51,943	251,943	*
Bernard Aronson	48,000	51,665	99,665	*
Yen-Son Huang	—	155,831	155,831	*
Edward C. V. Winn	—	55,832	55,832	*
All current executive officers and directors as a group (7 persons)	12,000,098	370,544	12,370,642	45.64%

*
Less than 1%

(1)
Reflects ownership of 4,235,733 shares as reported on Form 13F for the quarter ended September 30, 2003 and filed with the Securities and Exchange Commission on November 17, 2003. Wasatch Advisors, Inc. has not yet filed a Form 13F for its ownership of our common stock for the quarter and year ended December 31, 2003.

(2)
Includes 7,722 shares held by Gennadiy Bushuev, a friend of Dr. Tchierniaev's, as custodian for Dr. Tcherniaev's son.

(3)
Includes 16,444 shares held by the Chan Children's Trust for benefit of Mr. Chan's children of which Mr. Chan is a trustee. Mr. Chan has voting and dispositive control over all such shares. Includes 40,000 shares held by Mr. Chan's wife as custodian for his sons.

(4)
Includes 22,470 shares held by the Feinberg Children's Trusts for Benefit of Mr. Feinberg's children of which Mr. Feinberg is a trustee. Mr. Feinberg has voting and dispositive control over all such shares.

(5)
Includes 4,444 shares held by the Tuan Children's Trust for benefit of Dr. Tuan's children of which Dr. Tuan is a trustee. Dr. Tuan has voting and dispositive control over all such shares.

(6)
Includes 8,334 shares which are subject to a right of repurchase at cost on or before March 8, 2004 in the event of Dr. Wang's termination of employment. The right of repurchase lapses at a rate of approximately 4,167 shares per month. Also includes 3,964,132 shares of common stock held by the Wang Living Trust for the benefit of Dr. Wang's family of which Dr. Wang is a trustee. Dr. Wang has voting and dispositive control over all such shares.

(7)
Includes 8,334 shares which are subject to a right of repurchase at cost on or before March 8, 2004 in the event of Dr. Deng's termination of employment. The right of repurchase lapses at a rate of approximately 4,167 shares per month. Includes 16,000 shares held by Dr. Deng's brother, 4,500 shares held by Dr. Deng's brother-in-law and sisters-in-law and 62,000 shares held by the Dr. Deng Children's Trust for the benefit of Dr. Deng's children of which Dr. Deng is a trustee. Includes 163,151 shares held by the An-Chang Deng Grantor Retained Annuity Trust of which Dr. Deng is a trustee, 163,151 shares held by the Mei-Chien Lu Grantor Retained Annuity Trust of which Mei-Chien Lu, Dr. Deng's wife, is a trustee and 153,561 shares held by Ms. Lu. Also includes 495,637 shares held jointly by An-Chang Deng and Mei-Chien Lu as husband and wife. Dr. Deng has voting and dispositive control over all such shares.

(8)
Includes 96,250 shares which are subject to a right of repurchase at cost on or before March 8, 2004 in the event of Ms. Liu's termination of employment. The right of repurchase lapses at a rate of approximately 13,750 shares per month.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table sets forth certain information regarding the compensation of our Chief Executive Officer and our three next most highly compensated executive officers for fiscal 2003 for services rendered in all capacities for the years indicated. Each of the named executive officers had agreed not to receive his or her salary in fiscal 2002 and 2003. See—"Employment Agreements and Change in Control Arrangements" on page 16.

Long-Term Compensation Awards
Annual Compensation
Name And Principal Position	Fiscal Year					Securities Underlying Options(#)	All Other Compensation
		Salary		Bonus/Commission
Sang S. Wang Chief Executive Officer and Chairman	2003 2002 2001	$	— — 154,167	$36,000 16,200 529,800	(1) (1) (1)	— — 26,666	$11,764 15,140 13,623	(2) (2) (3)
An-Chang Deng President, Chief Operating Officer and Director	2003 2002 2001		— — 147,500	34,000 17,667 488,700	(4) (4) (4)	— 26,666 —	12,563 11,560 10,332	(2) (2) (3)
Tammy S. Liu Chief Financial Officer, Vice President, Finance and Administration and Secretary	2003 2002 2001		— — 135,000	30,000 13,500 416,500	(5) (5) (5)	40,000 — 13,333	12,638 11,627 10,151	(2) (2) (3)
John A. Yelinek Vice President, Worldwide Sales and Support	2003 2002 2001		— — 102,083	308,749 275,151 529,722	(6) (6) (6)	20,000 — 66,666	8,343 9,294 8,286	(2) (2) (3)

(1)
Consists of bonuses earned in fiscal 2001 of which $273,900 was paid in fiscal 2002 and $255,900 was paid in fiscal 2003. A bonus of $16,200 was earned in fiscal 2002, of which $14,850 was paid in fiscal 2003 and $1,350 was paid in October 2003. A bonus of $36,000 was earned in fiscal 2003, which was paid in December 2003.

(2)
Consists of health insurance benefits, life insurance premiums and personal benefits.

(3)
Consists of health insurance benefits, life insurance premiums and personal benefits, which information is supplementally provided for the benefit of stockholders.

(4)
Consists of bonuses earned in fiscal 2001 of which $252,850 was paid in fiscal 2002 and $235,850 was paid in fiscal 2003. A bonus of $17,667 was earned in fiscal 2002, of which $667 was paid in fiscal 2002, $15,583 was paid in fiscal 2003 and $1,417 was paid in October 2003. A bonus of $34,000 was earned in fiscal 2003, which was paid in December 2003.

(5)
Consists of bonuses earned in fiscal 2001 of which $215,750 was paid in fiscal 2002 and $200,750 was paid in fiscal 2003. A bonus of $13,500 was earned in fiscal 2002, of which $12,375 was paid in fiscal 2003 and $1,125 was paid in October 2003. A bonus of $30,000 was earned in fiscal 2003, which was paid in December 2003.

(6)
Includes sales commissions of $236,522 earned in fiscal 2001 of which $26,226 was paid in fiscal 2002, sales commissions of $263,151 earned in fiscal 2002 of which $44,010 was paid in fiscal 2003, and sales commissions of $294,749 earned in fiscal 2003 of which $53,172 is payable in fiscal 2004. Includes bonuses of $293,200 earned in fiscal 2001 of which $152,600 was paid in fiscal 2002 and

  $141,600 was paid in fiscal 2003, bonuses of $12,000 earned in fiscal 2002 of which $11,000 was paid in fiscal 2003 and $1,000 was paid in October 2003, and bonuses of $14,000 earned in fiscal 2003, all of which was paid in December 2003. The aggregate sales commission and bonus amounts for fiscal 2002 and fiscal 2001 have been amended to reflect the amount earned by Mr. Yelinek during the respective fiscal years.

Option Grants in Fiscal 2003

        The following table provides information relating to stock options awarded to each of the executive officers identified in the Summary Compensation Table during fiscal 2003. All such options were awarded under our 2001 stock option plan.

	Individual Grants				Potential Realizable Value At Assumed Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal 2003(%)
Name			Exercise Price Per Share($)(2)(3)	Expiration Date
					5%($)	10%($)
Sang S. Wang	—	—	—	—	—	—
An-Chang Deng	—	—	—	—	—	—
Tammy S. Liu	40,000	2.26	6.41	10/18/2012	161,200	408,800
John A. Yelinek	20,000	1.13	6.41	10/18/2012	80,600	204,400

(1)
10% of the aggregate number of shares subject to the option shall be vested and exercisable twelve months following the grant date; 20% of the aggregate number of shares subject to the option shall be vested and exercisable on a pro rata monthly basis during the second year after the grant date; 30% of the aggregate number of shares subject to the option shall be vested and exercisable on a pro rata monthly basis during the third year after the grant date; and 40% of the aggregate number of shares subject to the option shall be vested and exercisable on a pro rata monthly basis during the fourth year after the grant date, subject to the executive's continuing to be an employee on such dates.

(2)
Options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

(3)
Full payment may consist of any consideration and method of payment authorized by the administrator and permitted by the plan and the stock option agreement under the plan.

(4)
The potential realizable values are based on the assumption that our common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future price growth.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table provides information relating to option exercises by the executive officers identified in the Summary Compensation Table during fiscal 2003. In addition, it indicates the number and value of vested and unvested options held by these executive officers as of September 30, 2003.

        The "Realized Value" on option exercises is equal to the difference between the fair market value of our common stock on the date of exercise less the exercise price. The "Value of Unexercised In-the-Money Options at September 30, 2003" is based on $7.87 per share, the closing sales price of our common stock in trading on the Nasdaq National Market on September 30, 2003, less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.

			Number of Securities Underlying Unexercised Options at September 30, 2003		Value of Unexercised In-the-Money Options at September 30, 2003
Name	Shares Acquired on Exercise	Realized Value
			Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
Sang S Wang	—	—	16,666	10,000	76,164	45,700
An-Chang Deng	—	—	16,666	10,000	76,164	45,700
Tammy S. Liu	—	—	8,333	45,000	40,582	82,750
John A. Yelinek	—	—	41,666	45,000	202,913	150,950

Equity Compensation Plan Information

        The following table provides information as of September 30, 2003 about our common stock that may be issued upon the exercise of options and rights granted to employees, consultants or members of our board of directors under all existing equity compensation plans including the 1998 Stock Option Plan (which was terminated as to new grants in December 2001), the 2001 Stock Option Plan, the 2001 Employee Stock Purchase Plan and the 2001 Director Stock Option Plan.

				Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights
Plan category
	(a)		(b)	(c)
Equity compensation plans approved by security holders	7,306,212	(1)	$4.85	4,729,157	(2)
Equity compensation plans not approved by security holders	—		$—	—

Total	7,306,212		$4.85	4,729,157

(1)
Of these shares of common stock, 4,463,228 shares were subject to outstanding options under the 1998 Stock Option Plan, 2,722,984 shares were subject to outstanding options under the 2001 Stock Option Plan and 120,000 shares were subject to outstanding options under the 2001 Director Stock Option Plan.

(2)
Of these shares of common stock, 2,770,451 shares remain available for future issuance under the 2001 Stock Option Plan, 246,407 shares remain available for future issuance under the 2001 Director Stock Option Plan and 1,712,299 shares of our common stock are reserved for future issuance under our 2001 Employee Stock Purchase Plan.

Employment Agreements and Change in Control Arrangements

        In September 2000, we entered into an employment agreement with Tammy S. Liu, our Chief Financial Officer and Secretary. Pursuant to this agreement, Ms. Liu received an initial annual salary of $120,000. In addition, Ms. Liu received an option to purchase 660,000 shares of common stock pursuant to our 1998 stock option plan, 25% of which vested after one year and 1/48th of which vest every month thereafter. However, 100% of the option shares will vest if Ms. Liu's employment is terminated after a change of control of our company. In December 2000, Ms. Liu exercised this option in full; however, the shares that were unvested at the time of exercise are subject to our right of repurchase which lapses in the same manner as the option vests.

        In fiscal 2001, we awarded bonuses of an aggregate of $1.7 million payable to our named executive officers for their services in fiscal 2001. Specifically, Dr. Wang was entitled to an aggregate of $529,800, Dr. Deng was entitled to an aggregate of $488,700, Ms. Liu was entitled to an aggregate of $416,500 and Mr. Yelinek is entitled to an aggregate of $293,200. These bonuses were paid over a two-year period beginning October 2001 and had been fully paid as of September 30, 2003.

        In fiscal 2002, we awarded bonuses of an aggregate of $58,700 payable to our named executive officers for their services in fiscal 2002. Specifically, Dr. Wang was entitled to an aggregate of $16,200, Dr. Deng was entitled to an aggregate of $17,000, Ms. Liu was entitled to an aggregate of $13,500 and Mr. Yelinek was entitled to an aggregate of $12,000. If a named executive officer who provided services to us in fiscal 2002 is not employed by us on the date of a given bonus payment, we would pay the remaining unpaid amounts of the bonus to that named executive officer on December 15, 2006.    These bonuses were paid over a twelve-month period beginning November 2002 and had been fully paid as of October 30, 2003.

        In fiscal 2003, we awarded bonuses of an aggregate of $114,000 payable to our named executive officers for their services in fiscal 2003. Specifically, Dr. Wang was entitled to $36,000, Dr. Deng was entitled to $34,000, Ms. Liu was entitled to $30,000 and Mr. Yelinek was entitled to $14,000. These bonuses were paid in December 2003.

        Each of the named executive officers orally agreed that he or she would not receive his or her base salary in fiscal 2002 and fiscal 2003. However, the payment of the bonuses earned in fiscal 2001, fiscal 2002 and fiscal 2003 were not contingent upon these persons receiving no base salaries or upon continued employment. Each of the named executive officers began receiving their base salaries in October 2003. Effective November 2003, the base salaries are $223,100, $196,000, $179,250 and $120,000 for Dr. Wang, Dr. Deng, Ms. Liu and Mr. Yelinek, respectively.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON COMPENSATION

        Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the compensation committee of the board of directors on compensation shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

        During fiscal 2003, executive compensation matters were approved by the compensation committee of the board of directors, which currently consists of Yen-Son Huang and Edward C.V. Winn. The following is the report of the compensation committee of the board of directors with respect to compensation during fiscal 2003.

General Compensation Philosophy

        The compensation committee operates under a written charter adopted by the board of directors in August 2001 and amended in January 2003. The primary objectives of the executive compensation policies include the following:

  •
  To attract, motivate, and retain a highly qualified executive management team;

  •
  To link executive compensation to our financial performance as well as to define individual management objectives established by the compensation committee;

  •
  To compensate competitively with the practices of similarly situated technology companies; and

  •
  To create management incentives designed to enhance stockholder value.

        Nassda competes in an aggressive and dynamic industry and, as a result, the board of directors believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel and technical personnel, are important factors to Nassda's future success. The compensation philosophy seeks to align the interests of stockholders and management by tying compensation to Nassda's financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of stock options and in certain instances restricted stock granted to Nassda's principal executive officers.

Cash Compensation

        Nassda seeks to provide cash compensation to its executive officers, including base salary and bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer's performance and contribution to various individual, departmental and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

        The salaries of each of Nassda's executive officers were determined by the compensation committee and their cash bonuses were approved by the board of directors upon the recommendation of the chief executive officer. Sang S. Wang has served as Nassda's chief executive officer since April 1999. Each of Nassda's executive officers has orally agreed not to receive his or her base salary for fiscal 2002 or fiscal 2003 as described in "Executive Compensation—Employment Agreements and Change in Control Agreements" on page 16. Dr. Wang began receiving his base salary again in October 2003 and his current annual base salary is $223,100. Dr. Wang received a bonus of $529,800 for services performed in fiscal 2001, of which Nassda paid $273,900 in fiscal 2002 and $255,900 in fiscal 2003. He received a bonus of $16,200 for services performed in fiscal 2002, of which Nassda paid $14,850 during fiscal 2003 and the remainder in October 2003. He earned a bonus of $36,000 for services performed in fiscal 2003, which was paid in December 2003.

        In addition to annual salary, cash bonuses for the chief executive officer and the chief financial officer are based on various performance targets established by the board of directors.

        Based on a review of public company proxy data and other relevant market data, the compensation committee believes that cash compensation paid to Nassda's executive officers, including the chief executive officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly situated technology companies. We note that competition for qualified management and technical personnel in Nassda's industry is intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, we believe that it will continue to be necessary to provide compensation packages that are at least competitive with, and in certain instances superior to, compensation paid by other similarly situated electronic design automation companies.

Equity-Based Compensation

        Nassda provides long term incentives through its 2001 stock option plan. Prior to Nassda's December 2001 public offering, Nassda provided long-term incentives through its 1998 stock option plan. Stock options are periodically granted under the 2001 stock option plan to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. Stock options are a particularly strong incentive, because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which is set at the fair market value of Nassda's common stock on the date the option is granted. In addition, employees must remain employed with Nassda for a fixed period of time in order for the options to vest fully. Options generally vest over a four-year period to encourage option holders to remain employed by Nassda.

        With respect to the size of the options granted to Nassda's named executive officers, we consider the executive's position with Nassda, the executive's individual performance, the number of options held (if any) and the extent to which those options are vested, and any other factors that we may deem relevant. In fiscal 2003, we granted 40,000 shares and 20,000 shares to Ms. Tammy Liu, our chief financial officer and Mr. John Yelinek, our worldwide vice president of sales, respectively. These options were granted at an exercise price equal to the fair market value on the date of the grant and vest over a four-year period. No options were granted to any other Nassda's named executive officer in fiscal 2003.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to Nassda's chief executive officer and to each of the other three most highly-compensated executive officers. Nassda may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Nassda has adopted a policy that, where reasonably practicable, Nassda will seek to qualify variable compensation paid to its executive officers for an exemption from the deductibility limitations of 162(m).

Respectfully submitted by: THE COMPENSATION COMMITTEE
Yen-Son Huang Edward C.V. Winn

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the audit committee of the board of directors shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

        The audit committee, which currently consists of Bernard Aronson, Yen-Son Huang and Edward C.V. Winn, evaluates audit performance, manages relations with our independent accountants and evaluates policies and procedures relating to internal accounting functions and controls. The board of directors has adopted a written charter for the audit committee, which details the responsibilities of the audit committee. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

        The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent accountants. The audit committee oversees Nassda's financial reporting process on behalf of the board of directors. Nassda's management has the primary responsibility for the financial statements and reporting process, including Nassda's systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003. This review included a discussion of the quality and the acceptability of Nassda's financial reporting and controls, including the clarity of disclosures in the financial statements. In addition, the audit committee reviewed processes that already are in place as well as those that will be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

        The audit committee also reviewed with Nassda's independent accountants, who are responsible for expressing an opinion on the conformity of Nassda's audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of Nassda's financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States, including Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Statement No. 1. The audit committee discussed with the independent accountants their independence from management and Nassda, including the matters in their written disclosures required by Independence Standards Board Statement No. 1.

        The audit committee further discussed with Nassda's independent accountants the overall scope and plans for their audits. The audit committee meets periodically with the independent accountants, with and without management present, to discuss the results of the independent accountants' examinations and evaluations of Nassda's internal controls, and the overall quality of Nassda's financial reporting.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the SEC.

Respectfully submitted by: THE AUDIT COMMITTEE
Bernard Aronson Yen-Son Huang Edward C.V. Winn

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ending September 30, 2003 all executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements, except that a Form 4 required to be filed by each of Bernard Aronson, Yen-Son Huang and Edward C.V. Winn reporting an automatic option grant under our 2001 director option plan on October 1, 2003 was inadvertently filed late.

RELATED PARTY TRANSACTIONS

        We did not enter into any transactions required to be disclosed hereunder during fiscal 2003.

COMPANY PERFORMANCE

        Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

        The registration statement covering our initial public offering became effective December 12, 2001, and our common stock began trading on the Nasdaq National Market on December 13, 2001. The following graph shows a comparison, from December 12, 2001 through September 30, 2003 of cumulative total return for our common stock, Standard & Poor's 500 Index and the Standard & Poor's Information Technology Index. Such returns are based on historical results and are not intended to suggest future performance. Data for the Standard & Poor's 500 Index and the Standard & Poor's Information Technology Index assume reinvestment of dividends. We have never paid dividends on our common stock and have no present plans to do so.

        Assumes $100 invested on December 13, 2001 in our common stock, the Standard & Poor's 500 Index and the Standard & Poor's Information Technology Index.

OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to vote by telephone or via the Internet, or mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF
NASSDA CORPORATION

Dated: January 14, 2004

ANNEX A

NASSDA CORPORATION

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

(Adopted January 2003)

PURPOSE:

        The purpose of the Nominating and Governance Committee of the Board of Directors (the "Board") of Nassda Corporation (the "Company") is to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating and Governance Committee shall: (1) assist the Board by identifying prospective director nominees and to recommend to the Board the director nominees for the next annual meeting of stockholders; (2) develop and recommend to the Board the governance principles applicable to the Company; (3) oversee the evaluation of the Board and management; and (4) recommend nominees for each committee to the Board.

        Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law (the "Delaware Law"). Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware Law to rely, in discharging their oversight role, on the records of the Company and on other information presented to the Committee, the Board or the Company by its officers or employees or by outside experts. It is acknowledged that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

MEMBERSHIP:

        The Nominating and Governance Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Members of the Nominating and Governance Committee must meet the following criteria:

  1.
  The independence requirements of the listing standards of the Nasdaq Stock Market.

RESPONSIBILITIES:

        The responsibilities of the Nominating and Governance Committee shall include:

  1.
  Evaluate the current composition, organization and governance of the Board and its committees, determine future requirements and make recommendations to the Board for approval.

  2.
  Determine on an annual basis desired Board qualifications, expertise and characteristics and conduct searches for potential Board members with corresponding attributes. Evaluate and propose nominees for election to the Board. In performing these tasks, the Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

  3.
  Ensure that independent members of the Board convene executive sessions regularly.

  4.
  Review the appropriateness of each Board member's continued service every three years.

  5.
  Oversee the Board performance evaluation process including conducting surveys of director observations, suggestions and preferences.

  6.
  Form and delegate authority to subcommittees when appropriate.

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  7.
  Evaluate and make recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs and proposal of the Board slate for election. Consider stockholder nominees for election to the Board.

  8.
  Evaluate and recommend termination of membership of individual directors in accordance with the Board's governance principles, for cause or for other appropriate reasons.

  9.
  Review, approve and monitor the Company's code of ethics for senior officers.

  10.
  Conduct an annual review on succession planning, report its findings and recommendations to the Board, and work with the Board in evaluating potential successors to executive management positions.

  11.
  Coordinate and approve Board and committee meeting schedules.

  12.
  Review and re-examine this Charter annually and make recommendations to the Board for any proposed changes.

  13.
  Annually review and evaluate its own performance.

  14.
  In performing its responsibilities, the Nominating and Governance Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

  15.
  Review the independence of the Board and the Chief Executive Officer and Chief Financial Officer.

        In addition to the above responsibilities, the Nominating and Governance Committee will undertake such other duties as the Board delegates to it.

MEETINGS:

        It is anticipated that the Nominating and Governance Committee will meet at least two (2) times each year. However, the Nominating and Governance Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

MINUTES:

        The Nominating and Governance Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        The Nominating and Governance Committee shall make regular reports to the Board.

COMPENSATION:

        Members of the Nominating and Governance Committee shall receive such fees, if any, for their service as Nominating and Governance Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

        Members of the Nominating and Governance Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

        The Nominating and Governance Committee may delegate to one or more designated members of the Nominating and Governance Committee the authority to pre-approve and evaluate the executive officer compensation plans, policies and programs, provided such pre-approval decision is presented to the full Nominating and Governance Committee at its scheduled meetings.

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DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NASSDA CORPORATION

2004 ANNUAL MEETING OF STOCKHOLDERS

        By signing below, you, as a stockholder of Nassda Corporation, hereby appoint An-Chang Deng and Tammy S. Liu or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at Nassda's 2004 Annual Meeting of Stockholders to be held on Thursday, February 12, 2004, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present. The meeting will begin at 10:00 a.m. at Nassda's executive offices located at 2650 San Tomas Expressway, Santa Clara, California.

        THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR": (1) THE LISTED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND (2) THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE 2004 FISCAL YEAR; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

NASSDA CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/nsda	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.
							FOR	AGAINST	ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 & 2.					2.	RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS:	☐	☐	☐
1.	ELECTION OF DIRECTORS. Nominees: (01) Bernard Aronson, (02) An-Chang Deng					Proposal to ratify the appointment of Deloitte & Touche LLP as Nassda's independent accountants for the fiscal year ending September 30, 2004
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐
After you have marked and dated this proxy, please sign exactly as your name appears on this card and return this card promptly in the enclosed envelope. If the shares being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.
Signature:	Date:	Signature:	Date:

QuickLinks

SCHEDULE 14A (RULE 14A-101)
TABLE OF CONTENTS
NASSDA CORPORATION
PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED PARTY TRANSACTIONS
COMPANY PERFORMANCE
OTHER MATTERS
ANNEX A NASSDA CORPORATION NOMINATING AND GOVERNANCE COMMITTEE CHARTER (Adopted January 2003)